June 2019 Corporate Presentation Exhibit 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, clinical development plans, anticipated milestones, product candidate benefits, potential market size, product adoption, market positioning, competitive strengths, product development, and other clinical, business and financial matters. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially. Risks and uncertainties include, but are not limited to, our limited operating history, our need for additional financing to achieve our goals, our dependence on our lead product AR101, the need for additional clinical testing of AR101, uncertainties relating to the regulatory process, uncertainties relating to the timing and operation of clinical trials, potential safety issues, possible lack of market acceptance of our product candidates, the intense competition in the biopharmaceutical industry, our dependence on exclusive third-party suppliers and manufacturers, and limitations on intellectual property protection. A further list and description of these risks, uncertainties and other factors can be found in our report on Form 10-Q filed on May 8, 2019. Copies of this filing are available online at www.sec.gov or www.aimmune.com. Any forward-looking statements made in this presentation speak only as of the date of the presentation. We do not undertake to update any forward-looking statements as a result of new information or future events or developments.

Aimmune Positioned for Success 1 Potential to launch first ever FDA approved product to treat peanut allergy 2 Analyst consensus for peak sales of AR101 for peanut allergy > $1 Bn Compelling efficacy profile in 656 patients à both clinical benefit and significant QoL improvement Safety and tolerability profile well understood and may improve with time 3 ~30% of allergists are willing to prescribe AR101 at approval ~70% of diagnosed patients have found their way into these allergists’ offices à parents actively seek treatment options 4 Purpose built commercial organization Designed to precisely focus on the above practices at launch - with built-in flexibility to expand to the rest of the allergist community after launch Programs to facilitate pediatricians and PCPs referral of new patients, to treating allergist offices, will be available at launch Experienced commercial leadership with >25 successful launches in specialty markets 5 Payors understand the risks and costs of peanut allergy and the majority will cover an approved treatment 1 in 4 diagnosed patients, actively avoiding peanuts, are treated in the ER every year QoL is a major component of food allergy and a key driver of treatment for reimbursed aero allergen therapies AR101 will command a pricing premium to reimbursed aero allergen therapies 6 The CODIT approach fuels our pipeline AR201 egg allergy phase 2 study initiation imminent & multi tree nut product in development 7 Sufficient capital to commercialize AR101 in U.S. and Europe and to progress the next two development programs

Approved Food Allergy Treatments are a Major Unmet Need

Over 15 million people in the U.S. have food allergies[1-3]

Every 3 minutes, a food allergy reaction sends someone in the U.S. to the ER[4]

~$4 billion per year in direct medical expenses in the U.S.[5]

50% increase in the prevalence of food allergy in children between 1997 and 2011[6]

1. National Institute of Allergy and Infectious Diseases, National Institutes of Health. Retrieved from www.niaid.nih.gov/topics/foodallergy/research/pages/reportfoodallergy.aspx.
2. United States Census Bureau Quick Facts (2015 estimates).
3. Gupta RS, et al. *Pediatrics* 2011;128(1):e9-17.
4. Clark S et al. *J Allergy Clin Immunol.* 2011;127(3):682-3.
5. Gupta RS, et al. *JAMA Pediatr.* 2013;167(11):1026-31.
6. CDC. Trends in Allergic Conditions Among Children: United States, 1997–2011. Retrieved from https://www.cdc.gov/nchs/data/databriefs/db121.pdf.

4

aimmune THERAPEUTICS

At Aimmune we aspire to become the global leader in developing curative therapies and solutions for patients with food allergies

Building the Leading Food Allergy Company Focused on Near- and Long-Term Growth

1	*Deliver AR101*	• Secure approval and launch by 1Q2020 in US and 3Q2020 in EU • Expand AR101 reach and impact through geography and age expansion
2	*Expand CODIT*	• Expand applications; Egg program is next; actively working on tree nuts, other • Improve CODIT value proposition – form factors, multi-allergen therapy
3	*Advance Adjunctive Biologics*	• Continue collaboration with Regeneron/Sanofi • Explore other adjunctive modalities to bolster CODIT value

6

aimmune THERAPEUTICS

Accidental exposures happen Constant risk and worry Risk of death We Aim to Provide the Bridge to Confidence Regular interaction with allergist during desensitization process offers reassurance Desensitization and Immunomodulation Protection from life-threatening reactions Daily confirmation Peace of mind

Oral Pathway Provides Robust Desensitization and Patient Convenience Goal of oral immunotherapy is to minimize the body’s reaction to trigger foods High levels of desensitization can be achieved with oral immunotherapy1 Convenient, once-daily, oral dose taken with food doesn’t stigmatize patients Aimmune is developing FDA-regulated biologic therapies with characterized allergen profiles 1As reviewed in Burks, Sampson, Plaut et al. Treatment for Food Allergy. Journal Allergy Clin Immunol (2018)

CODIT™ Food Allergy Treatment Pipeline

CODIT™ Biologic Drug Products and Protocols

Indication	Program	Stage reached	Next Milestones
Peanut Allergy	**AR101** (BTD in patients age 4-17)	Regulatory Filing	MAA filing mid-2019 FDA AdCom 2H19 FDA decision expected by late Jan 2020
AR101 label expansion	**AR101 Pediatric Study** (patients age 1-3)	Phase 3	Results 2020
AR101 label expansion	**AR101 + Adjunctive Dupilumab** (REGENERON SANOFI)	Phase 2	Results TBD
Egg Allergy	**AR201**	Phase 2	Initiate mid-2019
Tree Nut Allergy	*Product optimization*	Clinic Ready	File IND
Undisclosed	*Formulation*	Pre-IND	File IND

Stages: Pre-IND, Clinic Ready, Phase 2, Phase 3, Regulatory Filing

aimmune THERAPEUTICS

9

Peanut Allergy is One of the Most Common Food Allergies 1 Aimmune market research 2Gupta RS, Lau CH,, Sita EE, el al. Factors associated with reported food allergy tolerance among US children. Ann Allergy Asthma Immunol. 2013;111(3):194–198.e4 3 Gupta RS, Warren CM, Smith BM, et al. The Public Health Impact of Parent-Reported Childhood Food Allergies in the United States. Pediatrics. 2018;142(6):e20181235 1 out of 4 children with peanut allergy visit the ER every year3 8 out of 10 children with peanut allergy never outgrow it2 Over 1.6 million kids and teens affected in the U.S.1

Peanuts are Everywhere: Avoidance is a Challenging Strategy

Peanut allergens can be hard to spot



1 of 4 peanut-allergic patients visit the ER every year[1]

Median accidental exposure that causes a reaction is ~ 1/2 a peanut[2]



Fear, anxiety and confusion set in immediately after diagnosis[3]

One accident can be fatal



~80% of caregivers say peanut allergy makes attending social events difficult[4]

[1] Gupta RS, Warren CM, Smith BM, et al. The Public Health Impact of Parent-Reported Childhood Food Allergies in the United States. *Pediatrics.* 2018;142(6):e20181235
[2] The median estimated eliciting dose in real life was 125 mg (N=238 peanut-allergic patients) as reported by Deschildre A, et al. *Clinical & Experimental Allergy*; 46:610-620
[3] Patient Journey Emotional Insights market research 2018
[4] MyHealthTeams social media research survey, April 2017, 129 respondents

11

aimmune THERAPEUTICS

Biologic Mechanics of Oral Immunotherapy 300 mg Dose Escalation Continued Immunomodulation psIgE is expected to decrease over time Therapeutic Dose High IgE Phase psIgE elevated Hold at 300 mg Immunomodulation 6 months 12 months 3–5 years Baseline Peanut-Specific IgE IgE, immunoglobulin E. *Data with AR101 presented at EAACI in June 2019.

Multiple Clinical Trials Add to Body of Evidence to Support Benefit of AR101: PALISADE, RAMSES, ARTEMIS, ARC004 and ARC011

PALISADE Met Primary and Key Secondary Efficacy Endpoints: Intent-to-Treat Analysis Patients Ages 4-17 Who Tolerated Each Dose Level at Exit DBPCFC *p<0.00001 for Treatment Difference >15% DBPCFC: Double-Blind, Placebo-Controlled Food Challenge Jones S, et al. AAAAI 2018 (full presentation available at aimmune.com)

ARTEMIS Efficacy Comparable to That Seen in PALISADE ITT Population (n=175); Efficacy assessed by an independent blinded assessor at exit DBPCFC ∆ between groups = 56.0% (95% CI: 44.1%, 65.2%) p<0.0001 Placebo (n=43) AR101 (n=132) Primary Endpoint Key Secondary Endpoints *p<0.0001 for H0:Treatment Difference = 0 * * * 74% 68% 58% 16% 9% 2% Single Dose Cumulative Dose Highest Tolerated Dose (mg) DBPCFC, double-blind, placebo-controlled food challenge; H0, null hypothesis; ITT, intention-to-treat.

Longitudinal Change in Highest Tolerated Dose ITT Analysis: Median Amount of Peanut Protein Tolerated in Entry and Exit DBPCFCs 10 mg 10 mg 1000 mg 30 mg Jones S, et al. AAAAI 2018 (full presentation available at aimmune.com) ITT: Intent-to-Treat Population, 4-17 age group DBPCFCs: Double-Blind, Placebo-Controlled Food Challenges

In Phase 3 PALISADE Study, AR101 Reduced the Incidence and Severity of Allergic Reactions Vickery BP et al. N Engl J Med. 2018;379:1991-2001 *Double-blind, placebo-controlled food challenge None Mild Moderate Severe 3 mg 10 mg 600 mg 30 mg 100 mg 300 mg 1,000 mg 3 mg 13 mg 1,043 mg 43 mg 143 mg 443 mg 2,043 mg Single dose Cumulative dose Placebo 3 mg 10 mg 600 mg 30 mg 100 mg 300 mg 1,000 mg 3 mg 13 mg 1,043 mg 43 mg 143 mg 443 mg 2,043 mg Single dose Cumulative dose AR101 % Reduction in Epinephrine Use During PALISADE Exit DBPCFC* (AR101 vs Placebo) 3 mg 100% 10 mg 100% 30 mg 100% 100 mg 99% 300 mg 99% 600 mg 94% 1,000 mg 81%

100.0 98.1 86.5 89.4 64.4 79.8 49.0 Efficacy of Continued Therapeutic Dose (300 mg/day) Tolerated Doses, ARC004 Completer Population Exit DBPCFC (n=104)* *Only the PALISADE and ARC004 results of the 104 subjects completing ARC004 cohort 1 were compared. DBPCFC, double-blind, placebo-controlled food challenge. Exit DBPCFC Peanut Protein Dose Single Dose Cumulative Dose Not assessed

Baseline vs Exit Maximum Tolerated Dose (MTD)* MTD at EXIT Food Challenge (mg) MTD at ENTRY Food Challenge (mg) ≤ 3 mg (N=128) 10 mg (N=104) 30 mg (N=140) 1000 600 300 100 30 10 3 1 Discontinued 40% 62% 47% 11% 9% 1% 1% 22% 10% 1% 2% 19% 9% 2% 2% 1% 16% 18% 27% * AR101 patients in PALISADE

Accidental Peanut Exposures in PALISADE Dose Escalation Patients with ≥ 1 of the following AR101 N = 366 Placebo N = 123 Accidental exposure 5.7% 8.1% Accidental exposure resulting in AE 5.7% 7.3% Accidental exposure resulting in AE requiring treatment 5.1% 6.5% *Excludes the initial escalation period (2 days). cIncludes both initial escalation (2 days) and dose escalation periods. 300 mg/day AR101 N =310 Placebo N =118 3.5% 5.1% 2.3% 5.1% 1.6% 5.1% “AR101 is indicated to reduce the incidence and severity of allergic reactions following exposure to peanuts” Hourihane J O’B et al. AAAAI 2019

AR101 Placebo Frequency of Most Common AEs Declined During Fixed Dosing* *Most Common AEs with ≥ 5 Percentage Points Higher Frequency vs Placebo. Source: Integrated Safety Summary: controlled population from studies ARC003 and ARC007. Patients (%)

Related Treatment Emergent Adverse Events Decrease Over Time Overall there are 0.07 severe events per year of AR101 exposure * TEAE: treatment emergent adverse events; IDE: Initial Dose Escalation; TD: 300 mg daily therapeutic dose; SYE: subject years of exposure Source: Integrated Safety Summary: includes 812 subjects dosed with AR101 in Phase 3 clinical trials as of December 15, 2018 Related TEAEs Decrease Significantly with Continued Treatment* Severe Events Are Infrequent SYE: 340 158 148 130 44 Patients: 812 662 621 430 197 Disc. due to AEs: 871 4 2 2

75% of Systemic Allergic Reactions Occur Within Two Hours of Dosing * Source: Integrated Safety Summary: controlled population from studies ARC003 and ARC007

Time to Onset of Systemic Allergic Reactions from Last Dose of AR101* * Source: Integrated Safety Summary: includes 812 subjects dosed with AR101 in Phase 3 clinical trials as of December 15, 2018

AR101 Profile Changes Over Time

With continued dosing of AR101, on average

Efficacy	Adverse Events
• Ratio of psIgE to psIgG4 continues to decrease • Peanut tolerance in exit food challenge improves - Nearly half the patients could tolerate 2,000 mg in exit food challenge after 12 months of therapeutic dosing*** • Peanut skin prick test wheel diameter decreases	• 10.8% of patients discontinued due to AEs during dose escalation compared to 1.4% during the fixed dose phase* • AEs decrease between dose escalation and therapeutic dosing and at every time point during 300 mg/day dosing** - No severe events observed to date after > 52 weeks on fixed therapeutic dose • Anaphylaxis rate of 0.013 per year on therapy*

* Integrated Safety Summary: includes 812 subjects dosed with AR101 in Phase 3 clinical trials as of December 15, 2018 ** Exposure-adjusted related events *** Carr T et al. AAAAI 2019

25

aimmune THERAPEUTICS

Immunologic Biomarkers, Efficacy, and Safety with AR101 Appear Consistent With Other Effective Allergen Immunotherapies Environmental SCIT* Venom SCIT** OIT with AR101*** Early rise in sIgE yes yes yes Late decline in sIgE yes yes yes Early rise in sIgG yes yes yes Late continued increase in IgG yes yes yes Rate of systemic reactions declines after the first year yes yes yes Efficacy increases after first year yes yes yes Persistence of benefit after stopping treatment 3-5 years 3-5 years ? * Allergy shots for environmental allergies such as birch pollen; ** Stinging insect immunotherapy using hymenoptera; *** Oral immunotherapy for peanut allergy using AR101

Preparing for Success at Launch

US Prevalence Data Indicate the Opportunity to Address the Large Need for Peanut Allergy Treatments Source: Symphony Health Patient Claims (Jan 2011-Dec 2017) 1.25M Diagnosed and Managed 1.6M Prevalent Population (Ages 4-17) 83% peanut-allergic patients already diagnosed 18% 21% 42% 19% PA Only PA +eczema PA +eczema +asthma PA +asthma 80% have asthma and/or eczema Vast majority of patients already managed in the allergist office today No approved treatment options currently available Opportunity for over $1B peak sales in the US alone

Our Research Indicates a High Level of Enthusiasm by Peanut Allergy Sufferers for an Approved OIT Solution What Patients Want A treatment clinically proven to work to protect against reactions to accidental exposure Convenient, oral, once-daily dosing that doesn’t stigmatize them as peanut allergic Daily confirmation of protection Close collaboration and oversight from their allergist Source: Company research

Majority of Our Target Patients are Seen by Allergists Who Have Confirmed Readiness to Administer AR101

We've Profiled 4,400 of the ~5,000 US Allergists to Understand Their Practice Readiness to Administer AR101

- **1,300 allergists assessed as ready or near-ready** to administer AR101
- These 1,300 allergists cluster into **800 unique clinics**



4,400
1,300
Ready Now or Nearing Ready
30%
70%
Assessed Level of Practice Readiness
(4,400 Allergists Profiled)
Patients w/ confirmed Peanut Allergy Diagnosis
(~915K seen by allergists)

- **70% of the ~915K patients** seen by allergists today with a confirmed PA diagnosis are **treated by these 1,300 allergists**

Source: Symphony Health Patient Claims (Jan 2011-Dec 2017)

30

aimmune THERAPEUTICS

Field Team Supports Allergists to Become ‘Practice Ready’ Team Sized to Provide Support to All Allergy Practices to Administer AR101 Supporting Allergists to Administer AR101 FDA approved product could reduce liability Implementation would be analogous to allergy shots Guidance can be provided regarding clinic setup for optimal AR101 administration Best practices can be shared from clinics that currently administer OIT to clinics coming on-board 12 Medical Science Liaisons 80 Commercial Field Team Members Initial Focus on the 1,300 allergists in 800 clinics treating 70% of the peanut allergy sufferers Field Teams

Initial Conversations With U.S. Payers Indicate Understanding of Need for Peanut Allergy Treatment Options Recognition of the high unmet medical need and corresponding potential level of demand from plan members Supportive of our focus on Allergist administration of AR101 Understanding of the longer-term potential to reduce frequency and costs of ER visits in peanut allergy patients Positive regarding the partnership with Specialty Pharmacies to support patients and allergists Payer Discussion Takeaways Objective: Detailed meetings with US Payers representing at least 80% of Commercial Lives prior to launch Status through June 1st, 2019: 44% of meetings completed

AR101 Has the Potential to Deliver Clinical, Quality of Life, and Economic Values

Sustained Long-Term Desensitization

- **PALISADE**: 67.2% of AR101 patients able to tolerate 600mg (~2 peanuts) vs. 4% on placebo at the end of Year 1
- **ARC004**: 78.9% of completing patients tolerated 1000mg (~3-4 peanuts) and 48.6% tolerated 2000mg (~6-7 peanuts) after additional 28 weeks
- **ARTEMIS**: Higher proportion of AR101 patients able to tolerate 1000mg after 9 months of treatment vs. placebo ($p<0.00001$)

Expected Improvement in Quality of Life

- With more patients tolerating higher thresholds over time, improvement in Quality of Life (QoL) is expected for patients and their caregivers
- Once-daily oral administration allows for daily confirmation of the ability to tolerate a minimum of 300 mg peanut protein
- Long-term improvement in QoL to be presented in future conferences

Potential Healthcare Cost Savings

- **PALISADE**: Fewer patients from the AR101-treated group experienced peanut-related accidental exposure, resulting in fewer adverse events (AEs), and required less rescue medication compared with the placebo group
- Potential for long-term reduction in ER visits and hospitalizations due to decreased reactions to accidental exposures can be expected

33

aimmune THERAPEUTICS

Cash Resources1 Fully Fund Commercialization of AR101 & Advance Pipeline Development Complete financing Onboard Chief Commercial Officer BLA acceptance (Q1) ARTEMIS Phase 3 data (Q1) MAA Submission for AR101 (mid-19) Initiate AR201 Phase 2 for egg allergy (mid-19) Potential FDA Regulatory Actions for AR101*: Advisory Committee Sept. 13, 2019 Potential U.S. approval Potential U.S. commercial launch of AR101 2019 is a Catalyst-Rich Year 1 3-31-19 cash, cash equivalents and investments of $296M and $130M potential from January 2019 KKR loan *Dates dependent on FDA action which we expect no later than January 2020

Aimmune: Taking Off in 2019! Potential approval of first medicine for peanut allergy Very large commercial opportunity Excitement from allergists, patients and families Seasoned leadership with deep development, manufacturing and commercial experience Significant pipeline progress Well-funded and resourced to execute on plans

Thank You